UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06628

The Yacktman Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway
Building One, Suite 320
Austin, TX 78730
(Address of principal executive offices) (Zip code)

Donald A. Yacktman
c/o Yacktman Asset Management Co.
6300 Bridgepoint Parkway
Building One, Suite 320
Austin, TX 78730
(Name and address of agent for service)

512.767.6700
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/10

Date of reporting period:  12/31/10

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2010

The Yacktman Funds, Inc.

MESSAGE TO SHAREHOLDERS

Donald A. Yacktman	Stephen Yacktman	Jason Subotky

In 2010, The Yacktman Focused Fund and The Yacktman Fund appreciated 11.84% and 12.64% compared to the S&P 500 which was up 15.06%.  The absolute returns were solid, though the funds modestly lagged the S&P 500 for the year.

The market rose sharply in the last four months of 2010, strongly influenced by the Federal Reserve’s second “quantitative easing” program.  Top performing stocks were generally lower quality, with cyclical, commodity, and industrial related shares, as well as more speculative small and mid-cap stocks.  We have seen several “Fed-induced” rallies since our firm was founded in 1992, and have generally underperformed somewhat during those periods on our way to outperforming over the long term.

Over longer time periods, which is how we judge our results, our funds have outperformed the market by a significant margin. We think we are well positioned today, with our largest fund holdings in extremely high quality, attractively priced businesses.

The Yacktman Funds, Inc.

	The Yacktman
Average Annual Returns	Focused Fund	S&P 500®
One Year (01/01/10 - 12/31/10)	11.84%	15.06%
Three Years (01/01/08 - 12/31/10)	11.68%	-2.86%
Five Years (01/01/06 - 12/31/10)	10.85%	2.29%
Ten Years (01/01/01 - 12/31/10)	12.36%	1.41%

■	The Yacktman Focused Fund
☐	S&P 500®

The chart assumes an initial gross investment of $10,000 made on 12/31/00.

Average Annual Returns	The Yacktman Fund	S&P 500®
One Year (01/01/10 - 12/31/10)	12.64%	15.06%
Three Years (01/01/08 - 12/31/10)	9.89%	-2.86%
Five Years (01/01/06 - 12/31/10)	9.73%	2.29%
Ten Years (01/01/01 - 12/31/10)	11.82%	1.41%

■	The Yacktman Fund
☐	S&P 500®

The chart assumes an initial gross investment of $10,000 made on 12/31/00.

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Yacktman Funds, Inc.

In managing The Yacktman Funds we have three important goals:

1)  Protect capital

2)  Generate attractive, positive returns over time

3)  Outperform our benchmark over a cycle

Protect Capital
We work hard to avoid stocks that have the potential to self-destruct.  We find the best way to protect the funds is by selecting securities one at a time, emphasizing businesses that have a strong market position and relatively stable profit margins.  Our favorite companies typically sell products or services that have fairly predictable demand in both good times and bad.  The price we pay is extremely important, as a good business purchased at too high a price can be a bad investment.  We also protect capital by being willing to hold cash if we are not finding enough attractive investments.

Our loss aversion helped us perform far better than other managers during steep market declines.  In 2000, 2001, and 2002, we achieved positive results annually even though the S&P 500 dropped during each of those years.  During 2008, our funds fell, though substantially less than the S&P 500.  The declines for our funds proved short-lived, and in the second half of 2009, The Yacktman Funds were already making new all-time highs.  In the three-year period from December 31, 2007 through December 31, 2010, The Yacktman Focused Fund rose more than 39% and The Yacktman Fund increased 32.7%, while the S&P 500 declined by more than 8%.

Generate Attractive Returns
Beyond protecting our investors from losses, it is important to generate returns that compensate for investing capital in equities.  The Yacktman Focused Fund and The Yacktman Fund have delivered annualized returns of at least 9.7% per year in each of the 1, 3, 5, and 10 year periods ending December 31, 2010.  By comparison, the

S&P 500 produced returns that ranged from slightly negative to slightly positive during the same time periods.

Outperform our Benchmark over a Cycle
Our returns in The Yacktman Focused Fund and The Yacktman Fund over the 10-year period were 12.36% and 11.82% annualized even though the market rose only 1.4% per year for the last decade.  $10,000 invested 10 years ago would now be worth $32,070 in The Yacktman Focused Fund and $30,560 in The Yacktman Fund, compared to $11,504 in the S&P 500.  Although our funds delivered returns that were far superior to the S&P 500 in the last 10 years, we did not outperform the market in every annual period.  Cycles vary, but tend to be 3-5 years long.  We think the success or failure of an investment or mutual fund should be judged over a multi-year time period.

Portfolio Holdings
Top 10 Positions as of December 31, 2010

The Yacktman Focused Fund		The Yacktman Fund
News Corp. Cl. A	10.7%	News Corp. Cl. A	9.6%
PepsiCo Inc.	10.5%	PepsiCo Inc.	8.5%
Coca-Cola Co.	6.5%	Coca-Cola Co.	6.5%
Microsoft Corp	5.7%	Procter & Gamble Co.	4.9%
Procter & Gamble Co.	5.0%	Microsoft Corp	4.8%
Pfizer, Inc.	4.9%	ConocoPhillips	4.3%
Viacom Inc. Cl. B	3.8%	Viacom Inc. Cl. B	4.1%
ConocoPhillips	3.6%	Pfizer, Inc.	3.8%
Clorox Co.	3.5%	Johnson & Johnson	3.8%
CR Bard Inc.	2.9%	Clorox Co.	3.2%

Media
News Corp’s business had a remarkable year, yet the stock appreciated approximately 7% in 2010.  Although the share price increase was disappointing, the business operating results were strong, especially in the cable content division, where they were spectacular.  News Corp is our largest position today, and one we think offers enormous upside.  During 2010, News Corp released the highest grossing movie of all-time, Avatar, negotiated

The Yacktman Funds, Inc.

stronger fees for its cable content, and began collecting significant carriage fees for The Fox Network.

News Corp’s cable content division produced more than 30% operating income growth in fiscal 2010 which ended September 30th.  Between 2007 and 2010, despite a major recession, the operating income of the cable content business more than doubled, and since 2000, pre-tax profits have increased nearly 30-fold.  We think the value of this division is being significantly underestimated.

Viacom’s shares increased more than 30% last year as improved ratings at MTV and a recovering economy helped Viacom produce strong operating results.  Comcast’s shares also performed well in 2010, increasing more than 30%.

Consumer Staples
Our largest positions in consumer staple companies produced solid results in 2010, as PepsiCo and Coca-Cola appreciated more than 10% each.  These companies are currently the second and third largest holdings in each fund.  Both companies sell at attractive valuations with PepsiCo at only about 14 times our estimate of 2011 earnings, and Coca-Cola a slightly higher, 16 times earnings, and are well positioned for long-term global growth.

Medical Devices
In 2010 we significantly increased our exposure to medical device companies.  Several stocks in this industry sold off after the passage of the Health Care Reconciliation Act of 2010 giving us an opportunity to bargain hunt.

We purchased shares in C.R. Bard, Becton Dickinson, Stryker, and Covidien, among others, at what we believe to be good prices.  The medical device stocks we selected generally have some commonality, including high market share in their main product categories, strong operating margins, solid balance sheets, and attractive valuations.

Technology
Last year the technology index rose more than 10%, however a few of the larger, more established companies like Microsoft and Cisco Systems declined.  The technology sector typified the general investment environment last year, where more “exciting” stories generally performed better than more stable, established value.  We think that will reverse sometime soon.

Microsoft’s shares declined modestly last year even though the company produced exceptional operating results.  Today the shares sell at about 10 times earnings and free cash flow per share after netting out excess cash on the balance sheet.  We believe Microsoft has solid growth ahead and its shares are inexpensive.

In the fourth quarter, we purchased a small position in Cisco Systems, another former tech-bubble darling which now has a value-priced stock.  Since 2000, Cisco’s shares have fallen more than 75% from their peak even though the sales and earnings per share of the business have more than doubled.  The company has a strong balance sheet and solid management and sells for approximately 12 times 2011 earnings after adjusting for net excess cash.

Conclusion
We are highly confident about our holdings.  The quality level of the companies in the funds is extremely high and valuations are attractive.  We will work hard to objectively examine current positions and new opportunities and, as always, we will continue to be diligent, objective, and patient when managing The Yacktman Funds.

Sincerely,

The Yacktman Team

The Yacktman Funds, Inc.

The performance data quoted for the Yacktman Funds represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance may be higher or lower than the performance data quoted. The most recent month-end performance may be obtained by clicking on “Updated Performance” at www.yacktman.com. Cumulative returns assumes the reinvestment of dividends in the security or index.

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information about the Funds. An investor may obtain a prospectus by also going to the Yacktman website at www.yacktman.com and clicking on “Prospectus” in the left hand column or by calling this toll free number 1-800-525-8258. The prospectus should be read carefully before investing.

The Yacktman Funds, Inc.

EXPENSE EXAMPLE
For the Six Months Ended December 31, 2010 (Unaudited)

As a shareholder of the Yacktman Funds (the “Funds”), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Yacktman Funds, Inc.

EXPENSE EXAMPLE (Cont’d.)
For the Six Months Ended December 31, 2010 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Funds through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

THE YACKTMAN FOCUSED FUND

			Expenses
	Beginning	Ending	paid during
	account	account	period
	value	value	07/01/10-
	07/01/10	12/31/10	12/31/101
Actual	$1,000.00	$1,174.50	$6.85
Hypothetical
(5% return
before expenses)	1,000.00	1,018.90	6.36

THE YACKTMAN FUND

			Expenses
	Beginning	Ending	paid during
	account	account	period
	value	value	07/01/10-
	07/01/10	12/31/10	12/31/101
Actual	$1,000.00	$1,177.50	$4.72
Hypothetical
(5% return
before expenses)	1,000.00	1,020.87	4.38

1
Expenses are equal to the Funds’ annualized expense ratios (1.25% for The Yacktman Focused Fund and 0.86% for The Yacktman Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Yacktman Focused Fund

TOP TEN EQUITY HOLDINGS
December 31, 2010 (Unaudited)

Percentage of
Net Assets
News Corp., Class A	10.70%
PepsiCo, Inc.	10.45%
Coca-Cola Co.	6.45%
Microsoft Corp.	5.72%
Procter & Gamble Co.	4.99%
Pfizer, Inc.	4.90%
Viacom, Inc., Class B	3.76%
ConocoPhillips	3.61%
Clorox Co.	3.48%
C.R. Bard, Inc.	2.85%
Total	56.91%

FUND DIVERSIFICATION
December 31, 2010 (Unaudited)

The Yacktman Focused Fund

EQUITY PURCHASES & SALES
For the Six Months Ended December 31, 2010 (Unaudited)

	Net Shares	Current
PURCHASES	Purchased	Shares Held
Apollo Group, Inc.	850,000	850,000
Becton, Dickinson & Co.	60,000	290,000
C.R. Bard, Inc.	240,000	620,000
Cisco Systems, Inc.	1,700,000	1,700,000
ConocoPhillips	10,000	1,060,000
Corning, Inc.	820,000	820,000
Covidien Plc	500,000	500,000
eBay, Inc.	100,000	950,000
Exxon Mobil Corp.	300,000	300,000
H&R Block, Inc.	2,150,000	3,300,000
Hewlett-Packard Co.	955,000	1,050,000
Johnson & Johnson	100,000	650,000
Lancaster Colony Corp.	30,000	230,000
Microsoft Corp.	1,800,000	4,100,000
News Corp., Class A	6,200,000	14,700,000
PepsiCo, Inc.	1,210,000	3,200,000
Pfizer, Inc.	350,000	5,600,000
Procter & Gamble Co.	1,080,000	1,550,000
Sysco Corp.	590,000	1,500,000
Total System Services, Inc.	400,000	1,000,000
Toyota Industries Corp.	100,000	800,000
U.S. Bancorp	580,000	1,800,000
Viacom, Inc., Class B	200,000	1,900,000
Wal-Mart Stores, Inc.	30,000	390,000

	Net Shares	Current
SALES	Sold	Shares Held
AmeriCredit Corp.	880,000	—
Clorox Co.	160,000	1,100,000

The Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS
December 31, 2010

	Number
	of Shares	Value
COMMON STOCKS - 86.10%
Auto Manufacturers - 1.23%
Toyota Industries
Corporation - ADR (a)	800,000	$24,544,000
Banks - 2.54%
The Bancorp, Inc. (a)	224,426	2,282,412
U.S. Bancorp	1,800,000	48,546,000
		50,828,412
Beverages - 16.90%
Coca-Cola Co.	1,960,000	128,909,200
PepsiCo, Inc.	3,200,000	209,056,000
		337,965,200
Commercial Services
& Supplies - 1.97%
H&R Block, Inc.	3,300,000	39,303,000
Computers & Peripherals - 2.21%
Hewlett-Packard Co.	1,050,000	44,205,000
Diversified Consumer
Services - 1.68%
Apollo Group, Inc. (a)	850,000	33,566,500
Diversified Financial
Services - 0.07%
Resource America, Inc., Class A	215,000	1,472,750
Electronic Equipment, Instruments
& Components - 0.79%
Corning, Inc.	820,000	15,842,400
Food & Staples Retailing - 2.20%
Sysco Corp.	1,500,000	44,100,000
Food Products - 0.66%
Lancaster Colony Corp.	230,000	13,156,000
Health Care Equipment
& Supplies - 6.69%
Becton Dickinson & Co.	290,000	24,510,800
C.R. Bard, Inc.	620,000	56,897,400

See notes to financial statements.

The Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS (Cont’d.)
December 31, 2010

	Number
	of Shares	Value
Health Care Equipment
& Supplies - 6.69% (Cont’d)
Covidien Plc	500,000	$22,830,000
Stryker Corp.	550,000	29,535,000
		133,773,200
Health Care Providers
& Services - 0.96%
UnitedHealth Group, Inc.	530,000	19,138,300
Household Products - 8.47%
Clorox Co.	1,100,000	69,608,000
Procter & Gamble Co.	1,550,000	99,711,500
		169,319,500
Internet Retail - 1.32%
eBay, Inc. (a)(d)	950,000	26,438,500
IT Services - 2.49%
Cisco Systems, Inc. (a)	1,700,000	34,391,000
Total System Services, Inc.	1,000,000	15,380,000
		49,771,000
Media - 17.52%
Comcast Corp.	2,300,000	47,863,000
Liberty Media Holding Corp.,
Interactive-Series A (a)	840,000	13,246,800
News Corp., Class A	14,700,000	214,032,000
Viacom, Inc., Class B	1,900,000	75,259,000
		350,400,800
Oil, Gas & Consumable
Fuels - 4.71%
ConocoPhillips	1,060,000	72,186,000
Exxon Mobil Corp.	300,000	21,936,000
		94,122,000
Pharmaceuticals - 6.91%
Johnson & Johnson	650,000	40,202,500
Pfizer, Inc.	5,600,000	98,056,000
		138,258,500

See notes to financial statements.

	Number
	of Shares	Value
Software - 5.73%
Microsoft Corp.	4,100,000	$114,472,000
Specialty Retail - 1.05%
Wal-Mart Stores, Inc.	390,000	21,032,700
TOTAL COMMON STOCKS
(Cost $1,510,251,369)		1,721,709,762

	Principal
	Amount	Value
CONVERTIBLE BONDS - 0.06%
Mortgage REITs - 0.06%
RAIT Financial Trust
6.875%, 04/15/2027 (c)	$1,450,000	1,194,438
TOTAL CONVERTIBLE BONDS
(Cost $1,209,319)		1,194,438

CORPORATE BONDS - 0.39%
Media - 0.39%
Liberty Media Corp.
8.250%, 02/01/2030	8,000,000	7,800,000
TOTAL CORPORATE BONDS
(Cost $7,364,408)		7,800,000

SHORT-TERM INVESTMENTS - 11.57%
Commercial Paper - 0.75%
American Express Co.
0.010%, 01/03/2011	14,962,000	14,961,992
Demand Note - 0.00%
U.S. Bancorp
0.000% (b)	115,440	115,440

See notes to financial statements.

The Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS (Cont’d.)
December 31, 2010

	Principal
	Amount	Value
U.S. Treasury Bills - 10.82%
U.S. Treasury Bill
0.130%, 01/13/2011	$30,993,000	$30,991,654
0.030%, 01/20/2011	40,622,000	40,621,052
0.012%, 01/27/2011	32,984,000	32,983,762
0.193%, 02/10/2011	10,525,000	10,522,684
0.120%, 04/14/2011	8,700,000	8,696,902
0.100%, 04/28/2011	11,885,000	11,880,174
0.110%, 05/05/2011	9,500,000	9,495,592
0.137%, 05/19/2011	5,000,000	4,997,355
0.137%, 05/26/2011	19,000,000	18,989,436
0.142%, 06/02/2011	5,000,000	4,996,980
0.120%, 06/09/2011	13,000,000	12,991,212
0.140%, 06/16/2011	24,000,000	23,982,288
0.130%, 06/30/2011	5,000,000	4,995,675
		216,144,766
TOTAL SHORT-TERM
INVESTMENTS
(Cost $231,229,303)		231,222,198
Total Investments
(Cost $1,750,054,399) - 98.12%		1,961,926,398
Other Assets in Excess
of Liabilities - 1.88%		37,666,532
TOTAL NET ASSETS - 100.00%		$1,999,592,930

Percentages are stated as a percent of net assets.
ADR  American Depository Receipt
(a)	Non-Income Producing
(b)	Variable rate security. Rate shown represents the rate as of December 31, 2010.
(c)	Restricted security as defined in Rule 144(A) under the Securities Act of 1933.
(d)	A portion of this security is pledged as collateral on written options.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See notes to financial statements.

The Yacktman Focused Fund

SCHEDULE OF OPTIONS WRITTEN
December 31, 2010

	Contracts	Value
COVERED CALL OPTIONS
eBay, Inc.
Expiration: January, 2011
Exercise Price: $30.00	3,000	$90,000

Expiration: April, 2011
Exercise Price: $30.00	3,000	285,000
Total Options Written
(Premiums received $1,208,979)		$375,000

See notes to financial statements.

The Yacktman Fund

TOP TEN EQUITY HOLDINGS
December 31, 2010 (Unaudited)

Percentage of
Net Assets
News Corp., Class A	9.63%
PepsiCo, Inc.	8.51%
Coca-Cola Co.	6.51%
Procter & Gamble Co.	4.86%
Microsoft Corp.	4.81%
ConocoPhillips	4.29%
Viacom, Inc., Class B	4.06%
Pfizer, Inc.	3.84%
Johnson & Johnson	3.80%
Clorox Co.	3.15%
Total	53.46%

FUND DIVERSIFICATION
December 31, 2010 (Unaudited)

The Yacktman Fund

EQUITY PURCHASES & SALES
For the Six Months Ended December 31, 2010 (Unaudited)

	Net Shares	Current
NEW PURCHASES	Purchased	Shares Held
Apollo Group, Inc.	1,500,000	1,500,000
Apollo Group, Inc. provides higher
education programs for working adults.
The Company provides educational
programs and services at the high
school, undergraduate, and graduate
levels online and on-campus through
subsidiaries.
Cisco Systems, Inc.	2,800,000	2,800,000
Cisco Systems, Inc. supplies data
networking products for the Internet.
The Company’s Internet Protocol-based
networking solutions are installed at
corporations, public institutions and
telecommunication companies worldwide.
The Company’s solutions transport data,
voice, and video within buildings, across
campuses, and around the world.
Corning, Inc.	1,530,000	1,530,000
Corning, Inc. is a global, technology-
based company. The Company produces
optical fiber, cable, and photonic
components for the telecommunications
industry, as well as manufactures glass
panels, funnels, liquid crystal display glass
and projection video lens assemblies for
the information display industry.
Exxon Mobil Corp.	500,000	500,000
Exxon Mobil Corporation operates
petroleum and petrochemicals businesses
on a worldwide basis. The Company’s
operations include exploration and
production of oil and gas, electric power
generation, and coal and minerals
operations. Exxon Mobil also
manufactures and markets fuels,
lubricants, and chemicals.

The Yacktman Fund

EQUITY PURCHASES & SALES (Cont’d.)
For the Six Months Ended December 31, 2010 (Unaudited)

	Net Shares	Current
NEW PURCHASES	Purchased	Shares Held
Medtronic, Inc.	400,000	400,000
Medtronic, Inc. develops therapeutic
and diagnostic medical products. The
Company’s principal products include
those for bradycardia pacing,
tachyarrhythmia management, atrial
fibrillation management, heart failure
management, heart valve replacement,
malignant and non-malignant pain, and
movement disorders. Medtronic’s
products are sold worldwide.
Patterson Companies, Inc.	500,000	500,000
Patterson Companies, Inc. distributes
dental products, veterinary supplies for
companion pets, and rehabilitation
supplies. The Company sells and markets
to dental clinics and laboratories,
veterinarians, and to the physical and
occupational therapy markets.

	Net Shares	Current
PURCHASES	Purchased	Shares Held
Apollo Group	1,500,000	1,500,000
Bank of New York Mellon Corp.	500,000	1,000,000
Becton, Dickinson & Co.	50,000	550,000
C.R. Bard, Inc.	380,000	1,100,000
Cisco Systems, Inc.	2,800,000	2,800,000
ConocoPhillips	100,000	2,150,000
Corning, Inc.	1,530,000	1,530,000
Covidien Plc	600,000	850,000
Dell, Inc.	520,000	1,000,000
eBay, Inc.	100,000	1,850,000
Exxon Mobil Corp.	500,000	500,000
H&R Block, Inc.	3,200,000	5,500,000
Hewlett-Packard Co.	1,450,000	1,700,000
Johnson & Johnson	250,000	2,100,000
Lancaster Colony Corp.	217,500	460,000
Medtronic, Inc.	400,000	400,000
Microsoft Corp.	1,360,000	5,890,000
News Corp., Class A	7,900,000	22,600,000
Patterson Companies, Inc.	500,000	500,000
PepsiCo, Inc.	1,350,000	4,450,000
Procter & Gamble Co.	770,000	2,580,000
Stryker Corp.	810,000	920,000
Sysco Corp.	750,000	2,500,000
Total System Services, Inc.	600,000	1,800,000
U.S. Bancorp	950,000	3,400,000
Viacom, Inc., Class B	290,000	3,500,000
Wal-Mart Stores, Inc.	100,000	800,000

	Net Shares	Current
SALES	Sold	Shares Held
Abercrombie & Fitch Co.	145,000	—
AmeriCredit Corp.	2,000,000	—
Bank of America Corp.	352,000	—
Interpublic Group of Cos., Inc.	21,000	—
Loews Corp.	270,000	—
MGIC Investment Corp.	30,000	—
Pfizer, Inc.	50,000	7,500,000
Prestige Brands Holdings, Inc.	446,600	—
SLM Corp., Series A	35,300	124,700
Tyco International Ltd.	87,500	—
WellPoint, Inc.	109,500	—

The Yacktman Fund

PORTFOLIO OF INVESTMENTS
December 31, 2010

	Number
	of Shares	Value
COMMON STOCKS - 87.56%
Banks - 2.90%
The Bancorp, Inc. (a)	709,454	$7,215,147
U.S. Bancorp	3,400,000	91,698,000
		98,913,147
Beverages - 15.02%
Coca-Cola Co.	3,380,000	222,302,600
PepsiCo, Inc.	4,450,000	290,718,500
		513,021,100
Capital Markets - 0.88%
Bank of New York Mellon Corp.	1,000,000	30,200,000
Commercial Services
& Supplies - 1.92%
H&R Block, Inc.	5,500,000	65,505,000
Computers & Peripherals - 2.49%
Dell, Inc. (a)	1,000,000	13,550,000
Hewlett-Packard Co.	1,700,000	71,570,000
		85,120,000
Consumer Finance - 0.30%
American Express Co.	235,000	10,086,200
Diversified Consumer
Services - 1.73%
Apollo Group, Inc. (a)	1,500,000	59,235,000
Diversified Financial
Services - 0.13%
Resource America, Inc., Class A	659,226	4,515,698
Electronic Equipment, Instruments
& Components - 0.87%
Corning, Inc.	1,530,000	29,559,600
Food & Staples Retailing - 2.15%
Sysco Corp.	2,500,000	73,500,000
Food Products - 0.77%
Lancaster Colony Corp.	460,000	26,312,000

See notes to financial statements.

	Number
	of Shares	Value
Health Care Equipment
& Supplies - 7.33%
Becton Dickinson & Co.	550,000	$46,486,000
C.R. Bard, Inc.	1,100,000	100,947,000
Covidien Plc	850,000	38,811,000
Medtronic, Inc.	400,000	14,836,000
Stryker Corp.	920,000	49,404,000
		250,484,000
Health Care Providers
& Services - 1.72%
Patterson Companies, Inc.	500,000	15,315,000
UnitedHealth Group, Inc.	1,200,000	43,332,000
		58,647,000
Household Products - 8.17%
Clorox Co.	1,700,000	107,576,000
Colgate-Palmolive Co.	70,000	5,625,900
Procter & Gamble Co.	2,580,000	165,971,400
		279,173,300
Internet Retail - 1.51%
eBay, Inc. (a)	1,850,000	51,485,500
IT Services - 2.47%
Cisco Systems, Inc. (a)	2,800,000	56,644,000
Total System Services, Inc.	1,800,000	27,684,000
		84,328,000
Media - 18.13%
Comcast Corp.	4,700,000	97,807,000
Dish Network Corp., Class A (a)	420,000	8,257,200
Liberty Media Holding Corp.,
Interactive-Series A (a)	2,900,000	45,733,000
News Corp., Class A	22,600,000	329,056,000
Viacom, Inc., Class B	3,500,000	138,635,000
		619,488,200
Oil, Gas & Consumable
Fuels - 5.36%
ConocoPhillips	2,150,000	146,415,000

See notes to financial statements.

The Yacktman Fund

PORTFOLIO OF INVESTMENTS (Cont’d.)
December 31, 2010

	Number
	of Shares	Value
Oil, Gas & Consumable
Fuels - 5.36% (Cont’d)
Exxon Mobil Corp.	500,000	$36,560,000
		182,975,000
Pharmaceuticals - 7.64%
Johnson & Johnson	2,100,000	129,885,000
Pfizer, Inc.	7,500,000	131,325,000
		261,210,000
Software - 4.81%
Microsoft Corp.	5,890,000	164,448,800
Specialty Retail - 1.26%
Wal-Mart Stores, Inc.	800,000	43,144,000
TOTAL COMMON STOCKS
(Cost $2,577,258,874)		2,991,351,545

PREFERRED STOCKS - 0.15%
Diversified Financial
Services - 0.15%
SLM Corp., Series A	124,700	5,337,160
TOTAL PREFERRED STOCKS
(Cost $3,035,672)		5,337,160

	Principal
	Amount	Value
CONVERTIBLE BONDS - 0.16%
Mortgage REITs - 0.16%
RAIT Financial Trust
6.875%, 04/15/2027 (c)	$6,750,000	5,560,312
TOTAL CONVERTIBLE BONDS
(Cost $5,695,624)		5,560,312

See notes to financial statements.

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 10.78%
Commercial Paper - 0.71%
American Express Co.
0.010%, 01/03/2011	$24,223,000	$24,222,986
Demand Note - 0.00%
U.S. Bancorp 0.000% (b)	122,364	122,364
U.S. Treasury Bills - 10.07%
U.S. Treasury Bill
0.130%, 01/13/2011	62,266,000	62,263,294
0.030%, 01/20/2011	57,271,000	57,270,092
0.012%, 01/27/2011	60,518,000	60,517,465
0.080%, 02/17/2011	8,702,000	8,701,091
0.124%, 04/14/2011	24,700,000	24,691,207
0.123%, 04/21/2011	8,400,000	8,396,850
0.125%, 04/28/2011	37,146,000	37,130,919
0.135%, 05/05/2011	7,000,000	6,996,753
0.153%, 06/09/2011	8,000,000	7,994,592
0.160%, 06/16/2011	63,000,000	62,953,506
0.173%, 06/30/2011	7,000,000	6,993,945
		343,909,714
TOTAL SHORT-TERM
INVESTMENTS
(Cost $368,268,061)		368,255,064
Total Investments
(Cost $2,954,258,231) - 98.65%		3,370,504,081
Other Assets in Excess
of Liabilities - 1.35%		45,988,103
TOTAL NET ASSETS - 100.00%		$3,416,492,184

Percentages are stated as a percent of net assets.
(a)	Non-Income Producing
(b)	Variable rate security. Rate shown represents the rate as of December 31, 2010.
(c)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933.

See notes to financial statements.

The Yacktman Funds, Inc.

STATEMENTS OF ASSETS & LIABILITIES
December 31, 2010

	The Yacktman	The Yacktman
	Focused Fund	Fund
ASSETS:
Investments, at value
(Cost $1,750,054,399 and
$2,954,258,231 respectively)	$1,961,926,398	$3,370,504,081
Receivable for fund shares sold	50,034,391	50,580,389
Dividends and interest
receivable	2,533,539	3,682,635
Prepaid expenses	315,864	542,334
Total Assets	2,014,810,192	3,425,309,439
LIABILITIES:
Options written, at value
(Premiums received
$1,208,979 and $0 respectively)	375,000	—
Payable for fund
shares redeemed	2,041,641	6,201,900
Payable for investments
purchased	10,866,570	—
Accrued investment
advisory fees	1,358,846	1,592,983
Other accrued expenses	575,205	1,022,372
Total Liabilities	15,217,262	8,817,255
NET ASSETS	$1,999,592,930	$3,416,492,184
NET ASSETS CONSIST OF:
Capital stock	$1,788,575,427	$3,003,657,511
Undistributed net
investment income	1,267	6,569
Undistributed accumulated
net realized loss	(1,689,742)	(3,417,746)
Net unrealized appreciation
Investments	211,871,999	416,245,850
Written Options	833,979	—
Total Net Assets	$1,999,592,930	$3,416,492,184
CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and Outstanding	113,097,236	206,571,387
NET ASSET VALUE, REDEMPTION
PRICE, AND OFFERING
PRICE PER SHARE (Note 2)	$17.68	$16.54

See notes to financial statements.

The Yacktman Funds, Inc.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	The Yacktman	The Yacktman
	Focused Fund	Fund
INVESTMENT INCOME:
Dividend income(1)	$25,502,301	$48,286,817
Interest income	1,110,676	1,784,969
Total investment income	26,612,977	50,071,786
EXPENSES:
Investment advisory fees	12,235,984	13,618,666
Shareholder servicing fees	2,310,835	4,456,589
Administration and accounting fees	417,195	822,015
Federal and state registration fees	273,343	398,194
Reports to shareholders	115,935	208,800
Custody fees	76,462	139,090
Professional fees	37,869	54,726
Compliance expenses	24,805	47,040
Directors fees and expenses	23,370	41,810
Miscellaneous expenses	13,276	26,496
Total expenses before
reimbursements	15,529,074	19,813,426
Expense reimbursements
(See Note 5)	(234,094)	—
Net Expenses	15,294,980	19,813,426
NET INVESTMENT INCOME	11,317,997	30,258,360
REALIZED AND UNREALIZED GAIN:
Net realized gain on
Investments	27,265,508	89,401,060
Written Options	1,438,325	—
Total	28,703,833	89,401,060
Change in unrealized
appreciation on
Investments	116,593,861	184,285,383
Written Options	833,979	—
Total	117,427,840	184,285,383
Net realized and unrealized
gain on investments	146,131,673	273,686,443
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$157,449,670	$303,944,803

(1)Net of $43,038 and $0, respectively in foreign withholding taxes.

See notes to financial statements.

The Yacktman Funds, Inc.

STATEMENTS OF CHANGES
IN NET ASSETS

OPERATIONS:
Net investment income
Net realized gain on investments
Net change in unrealized appreciation on investments

Net increase in net assets resulting from operations

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Proceeds from reinvestment of distributions
Redemption fees

Payments for shares redeemed

Net increase

DISTRIBUTIONS PAID FROM:
Net investment income
Net realized gains
Total distributions

TOTAL INCREASE IN NET ASSETS

NET ASSETS:
Beginning of period
End of period (including undistributed net investment income of $1,267, $1,238, $6,569, and $7,691, respectively)

TRANSACTIONS IN SHARES:
Shares sold
Issued in reinvestment of distributions
Shares redeemed
Net increase

See notes to financial statements.

The Yacktman Focused Fund		The Yacktman Fund
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2010	2009	2010	2009

$11,317,997	$2,044,609	$30,258,360	$9,431,650
28,703,833	544,567	89,401,060	6,086,225
117,427,840	106,854,247	184,285,383	268,992,040
157,449,670	109,443,423	303,944,803	284,509,915

1,659,807,320	580,342,430	2,628,081,237	974,703,674
35,211,871	3,762,203	107,073,601	17,513,359
153,817	67,513	331,217	93,244
1,695,173,008	584,172,146	2,735,486,055	992,310,277
(483,537,199)	(85,485,750)	(904,378,793)	(153,959,735)
1,211,635,809	498,686,396	1,831,107,262	838,350,542

(11,317,968)	(2,043,371)	(30,259,482)	(9,423,959)
(27,835,852)	(1,891,918)	(89,528,134)	(8,867,709)
(39,153,820)	(3,935,289)	(119,787,616)	(18,291,668)

1,329,931,659	604,194,530	2,015,264,449	1,104,568,789

669,661,271	65,466,741	1,401,227,735	296,658,946

$1,999,592,930	$669,661,271	$3,416,492,184	$1,401,227,735

98,654,763	40,860,941	164,842,717	73,413,825
1,992,751	231,236	6,477,518	1,140,936
(29,067,513)	(6,143,497)	(56,835,852)	(13,106,413)
71,580,001	34,948,680	114,484,383	61,448,348

See notes to financial statements.

The Yacktman Funds, Inc.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

NET ASSET VALUE:
Beginning of period

OPERATIONS:
Net investment income
Net realized and unrealized gain (loss)
  on investment securities
Total from operations
Redemption fee proceeds

LESS DISTRIBUTIONS:
From net investment income
From net realized gains
Total distributions

NET ASSET VALUE:
End of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS
Net assets; end of period (000’s)
Ratio of expenses before expense reimbursements
  to average net assets (See Note 5)
Ratio of net expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

See notes to financial statements.

The Yacktman Focused Fund

Year Ended December 31,
2010	2009	2008	2007	2006

$16.13	$9.97	$14.00	$16.00	$14.96

0.10	0.05	0.15	0.23	0.21

1.81	6.21	(3.45)	0.34	2.20
1.91	6.26	(3.30)	0.57	2.41
— *	— *	— *	— *	— *

(0.10)	(0.05)	(0.16)	(0.23)	(0.21)
(0.26)	(0.05)	(0.57)	(2.34)	(1.16)
(0.36)	(0.10)	(0.73)	(2.57)	(1.37)

$17.68	$16.13	$9.97	$14.00	$16.00

11.84%	62.76%	(23.48)%	3.46%	16.13%

$1,999,593	$669,661	$65,467	$67,052	$90,534

1.27%	1.28%	1.35%	1.38%	1.35%
1.25%	1.25%	1.25%	1.25%	1.25%
0.93%	0.79%	1.31%	1.23%	1.40%
6.06%	8.26%	67.11%	30.49%	30.61%

*Amount represents less than $0.01 per share.

See notes to financial statements.

The Yacktman Funds, Inc.

FINANCIAL HIGHLIGHTS (Cont’d.)

For a Fund share outstanding throughout each year

NET ASSET VALUE:
Beginning of period

OPERATIONS:
Net investment income
Net realized and unrealized gain (loss)
  on investment securities
Total from operations
Redemption fee proceeds

LESS DISTRIBUTIONS:
From net investment income
From net realized gains
Total distributions

NET ASSET VALUE:
End of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS
Net assets; end of period (000’s)
Ratio of net expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

See notes to financial statements.

The Yacktman Fund

Year Ended December 31,
2010	2009	2008	2007	2006

$15.22	$9.68	$13.39	$15.79	$14.67

0.15	0.10	0.17	0.35	0.30

1.77	5.64	(3.66)	0.21	2.05
1.92	5.74	(3.49)	0.56	2.35
— *	— *	— *	— *	— *

(0.15)	(0.10)	(0.18)	(0.34)	(0.30)
(0.45)	(0.10)	(0.04)	(2.62)	(0.93)
(0.60)	(0.20)	(0.22)	(2.96)	(1.23)

$16.54	$15.22	$9.68	$13.39	$15.79

12.64%	59.31%	(26.05)%	3.39%	15.95%

$3,416,492	$1,401,228	$296,659	$291,574	$429,072
0.85%	0.93%	0.95%	0.95%	0.96%
1.30%	1.43%	1.92%	1.71%	1.90%
9.73%	14.29%	32.77%	23.82%	17.93%

*Amount represents less than $0.01 per share.

See notes to financial statements.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

1. ORGANIZATION
The Yacktman Funds, Inc. (comprised of The Yacktman Focused Fund and The Yacktman Fund, hereafter referred to as the “Funds”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Funds consist of two investment portfolios: The Yacktman Focused Fund is a non-diversified fund that commenced operations May 1, 1997 and The Yacktman Fund is a diversified fund that commenced operations July 6, 1992.  The objective of each of the Funds is to produce long-term capital appreciation with current income as a secondary objective.  Yacktman Asset Management Co. is the Funds’ investment adviser (the “Adviser”).

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

a) Subsequent Events Evaluation – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

b) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Debt securities (other than short-term instruments) are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  Options written or purchased by The Yacktman Focused Fund are valued at the last sales price if such last sales price is between the current bid and asked prices.  Otherwise, options are valued at the mean between the current bid and asked prices.  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Directors.  The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  Valuing securities for which there are no readily available market quotations involves greater reliance on judgement and there can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

Valuation Measurements
The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010 (Cont’d.)

techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2010:

THE YACKTMAN FOCUSED FUND
	Level 1	Level 2		Level 3	Total
Common Stock*	$1,697,165,762	$24,544,000	**	—	$1,721,709,762
Convertible Bonds*	—	1,194,438		—	1,194,438
Corporate Bonds*	—	7,800,000		—	7,800,000
Short Term
Investments	—	231,222,198		—	231,222,198
Total Investments
in Securities	$1,697,165,762	$264,760,636		—	$1,961,926,398
Other Financial
Instruments
Options Written*	$(375,000)	$—		$—	$(375,000)

*	Please refer to the portfolio of investments to view securities by industry type.
**	Amount represents a security in the Auto Manufacturers industry.

THE YACKTMAN FUND
	Level 1	Level 2	Level 3	Total
Common Stock*	$2,991,351,545	$—	—	$2,991,351,545
Preferred Stock*	5,337,160	—	—	5,337,160
Convertible Bonds*	—	5,560,312	—	5,560,312
Short Term
Investments	—	368,255,064	—	368,255,064
Total Investments
in Securities	$2,996,688,705	$373,815,376	$—	$3,370,504,081

*	Please refer to the portfolio of investments to view securities by industry type.

The Funds did not invest in any Level 3 investments during the year.  There were no significant transfers into or out of Level 1 or Level 2 during the year.  It is the Funds’ policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

c) Option Writing – The Yacktman Focused Fund may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purposes consistent with the Fund’s investment objective.  When The Yacktman Focused Fund writes an option, an amount equal to the premium received by The Yacktman Focused Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by The Yacktman Focused Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether The Yacktman Focused Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by The Yacktman Focused Fund.  The Yacktman Focused Fund as

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010 (Cont’d.)

a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.  A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.  It is the policy of The Yacktman Focused Fund to monitor the potential risk of loss related to its counterparties.

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010

Values of Liability Derivative Instruments
as of December 31, 2010
Derivatives not accounted
for as hedging instruments	Location	Value
Equity Contracts -	Options written,
Options	at value	$375,000
Total		$375,000

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010

Amount of Realized Gain or (Loss) on
Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Written Options	Total
Equity Contracts	$1,438,325	$1,438,325
Total	$1,438,325	$1,438,325

Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Written Options	Total
Equity Contracts	$833,979	$833,979
Total	$833,979	$833,979

See Note 4 for additional disclosure related to transactions in written options during the year.

d) Federal Income Taxes – It is each Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to its shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2007.

e) Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.  No such reclassifications were made for the year ended December 31, 2010.

f) Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010 (Cont’d.)

claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

g) Redemption Fee – Effective April 1, 2005, those who buy and sell the Funds within thirty calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the statement of changes in net assets.

h) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of high original cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Expenses incurred by the Funds that do not relate to a specific Fund are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board of Directors.)

3. INVESTMENT TRANSACTIONS
For the year ended December 31, 2010, the aggregate purchases and sales of securities, excluding short-term securities, were $1,095,611,500 and $64,756,177 for The Yacktman Focused Fund and $1,718,992,931 and $200,162,328 for The Yacktman Fund, respectively.  For the year ended December 31, 2010, there were no long-term purchases or sales of U.S. Government securities for The Yacktman Focused Fund and The Yacktman Fund.

4. OPTION CONTRACTS WRITTEN
As of December 31, 2010, The Yacktman Focused Fund had portfolio securities valued at $16,698,000 that were held by the Fund as collateral for options written.  The premium amount and number of option contracts written during the year ended December 31, 2010 in The Yacktman Focused Fund, were as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 1/1/2010	$0	0
Options written	2,664,504	11,000
Options expired	0	0
Options closed	(1,455,525)	(5,000)
Outstanding at 12/31/2010	$1,208,979	6,000

See Note 2 for additional disclosure related to transactions in written options during the year.

5. INVESTMENT ADVISORY AGREEMENT
The Funds have agreements with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds.  Under the terms of these agreements, The Yacktman Focused Fund will pay the Adviser a monthly fee at the annual rate of 1% of its average daily net assets and The Yacktman Fund will pay the Adviser a monthly fee at the annual rate of 0.65% on the first $500,000,000 of average daily net assets, 0.60% on the next $500,000,000 of average daily net assets and 0.55% on average daily net assets in excess of $1,000,000,000.  The Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund for all expenses exceeding 1.25% of its average daily net assets (exclusive of interest, taxes, brokerage commissions and extraordinary expenses).  The Adviser has contractually agreed to reimburse The Yacktman Fund for all expenses exceeding 2.00% of its average daily net assets (exclusive of interest, taxes, brokerage commissions and extraordinary expenses).  The Funds are not obligated to reimburse the Adviser for any fees or expenses waived in previous fiscal years.  During the year ended December 31, 2010, the Adviser voluntarily waived $234,094 of investment advisory fees for The Yacktman Focused Fund.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010 (Cont’d.)

6. LINE OF CREDIT
The Yacktman Focused Fund and The Yacktman Fund have established a line of credit (“LOC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in each Fund’s respective portfolio as collateral.  The LOC will mature, unless renewed, on March 31, 2011 for each of the Funds.  For The Yacktman Focused Fund, borrowing under the LOC is limited to the lesser of $15,000,000, 33 1/3% of the preborrowing net assets of the Fund, 33 1/3% of the market value of the assets of the Fund, or 33 1/3% of the sum of the market value of certain assets of the Fund.  For The Yacktman Fund, borrowing under the LOC is limited to the lesser of $15,000,000, 10% of the preborrowing net assets of the Fund, 10% of the market value of the assets of the Fund, or 33 1/3% of the sum of the market value of certain assets of the Fund.  The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate, less 0.50%, which was 2.75% as of December 31, 2010.  During the year ended December 31, 2010, The Yacktman Focused Fund had average outstanding borrowings of $32,271 under the LOC and paid a weighted average interest rate of 2.75%.  During the year ended December 31, 2010, there were no borrowings for The Yacktman Fund.

7. TAX INFORMATION
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	The Yacktman	The Yacktman
	Focused Fund	Fund
Tax cost of investments	$1,753,183,536	$2,957,677,564
Gross unrealized
appreciation	226,176,865	449,020,745
Gross unrealized
depreciation	(17,434,003)	(36,194,228)
Net tax unrealized
appreciation	208,742,862	412,826,517
Undistributed
ordinary income	1,440,173	7,788
Undistributed long-term
capital gains	489	368
Accumulated earnings	1,440,662	8,156
Other accumulated gains	833,979	—
Total accumulated
earnings	$211,017,503	$412,834,673

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	The Yacktman	The Yacktman
	Focused Fund	Fund
2010
Ordinary income	$13,809,855	$33,567,621
Long-term capital gains	$25,343,965	$86,219,995
2009
Ordinary income	$3,935,255	$18,291,668
Long-term capital gains	$34	$—

The Yacktman Funds, Inc.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Yacktman Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and schedule of options written, of The Yacktman Funds, Inc., comprising The Yacktman Fund and The Yacktman Focused Fund (the “Funds”), as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to December 31, 2008, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Yacktman Funds, Inc., as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
February 24, 2011

The Yacktman Funds, Inc.

ADDITIONAL INFORMATION
(Unaudited)

For the year ended December 31, 2010, 100% and 100% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Focused Fund and The Yacktman Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

For the year ended December 31, 2010, 100% and 100% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Focused Fund and The Yacktman Fund, respectively, are designated as qualified dividend income.

The Funds hereby designate approximately 18.04% and 9.86% as short-term capital gain distributions for The Yacktman Focused Fund and The Yacktman Fund, respectively, for the purposes of the dividends paid deduction.

PROXY VOTING POLICIES
AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-525-8258 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Web site of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ended June 30, 2010, is available without charge, upon request, by calling 1-800-525-8258 or by accessing the Web site of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q will be available on the Web site of the Securities and Exchange Commission at http://www.sec.gov.

The Yacktman Funds, Inc.

DIRECTOR AND OFFICER INFORMATION
(Unaudited)

			Current
			position held
Name	Age	Address	with the Funds
Independent Directors
Bruce B. Bingham	62	c/o Yacktman Asset	Director
		Management Co.
		6300 Bridgepoint Parkway
		Building One, Suite 320
		Austin, TX 78730

Albert J. Malwitz	74	c/o Yacktman Asset	Director
		Management Co.
		6300 Bridgepoint Parkway
		Building One, Suite 320
		Austin, TX 78730

George J. Stevenson	71	c/o Yacktman Asset	Director
		Management Co.
		6300 Bridgepoint Parkway
		Building One, Suite 320
		Austin, TX 78730

Interested Director*
Donald A. Yacktman	69	c/o Yacktman Asset	Director
		Management Co.
		6300 Bridgepoint Parkway	President
		Building One, Suite 320	Treasurer
		Austin, TX 78730

Officers
Stephen Yacktman	40	c/o Yacktman Asset	Vice
		Management Co.	President
		6300 Bridgepoint Parkway	Secretary
		Building One, Suite 320
		Austin, TX 78730

*	The Interested Director serves as director and officer of The Yacktman Funds.

Additional information about the Funds’ directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-525-8258.

	Principal	Number	Other
	occupation	of portfolios	directorships
Term of office	during the	overseen	held outside
and length of	past five	within the	the Fund
time served	years	Fund complex	complex

Indefinite,	Mr. Bingham has been a	2	None
until	partner in Hamilton
successor	Partners, a real estate
elected	development firm, for
more than five years
12 years

Indefinite,	Mr. Malwitz has been	2	None
until	owner and chief executive
successor	officer of Arlington Fastener
elected	Co., a manufacturer and
distributor of industrial
12 years	fasteners, for more
than five years

Indefinite,	Mr. Stevenson has been	2	None
until	President of Stevenson &
successor	Company, a registered
elected	business broker, and
President of Healthmate
12 years	Products Co., a fruit juice
concentrate manufacturing
company, for more
than five years

Indefinite,	Mr. Yacktman has been	2	None
until	President of Yacktman
successor	Asset Management Co.
elected	since April, 1992

19 years

Indefinite,	Mr. Yacktman has been	N/A	None
until	Vice President of Yacktman
successor	Asset Management Co.
elected	for more than five years

8 years

The Yacktman Funds, Inc.

DIRECTOR AND OFFICER INFORMATION
(Unaudited) (Cont’d.)

Current
position held
Name	Age	Address	with the Funds

Kent A. Arnett	69	c/o Yacktman Asset	Vice
		Management Co.	President
		6300 Bridgepoint Parkway	Chief
		Building One, Suite 320	Compliance
		Austin, TX 78730	Officer

Jason Subotky	40	c/o Yacktman Asset	Vice
		Management Co.	President
6300 Bridgepoint Parkway
Building One, Suite 320
Austin, TX 78730

	Principal	Number	Other
	occupation	of portfolios	directorships
Term of office	during the	overseen	held outside
and length of	past five	within the	the Fund
time served	years	Fund complex	complex

Indefinite,	Mr. Arnett has been	N/A	None
until	Vice President and
successor	Chief Compliance Officer
elected	of Yacktman Asset
Management Co. for
6 years	five years

Indefinite,	Mr. Subotky has been	N/A	None
until	Vice President and
successor	Portfolio Manager for
elected	Yacktman Asset
Management for more
3 years	than five years

The Yacktman Funds, Inc.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

For Fund information and
shareholder services, call
1-800-525-8258
Web site: www.yacktman.com

The Yacktman Funds, Inc.
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207

This report is submitted for the general information of shareholders of The Yacktman Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds’ investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

YA-410-0211

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$32,000	$31,000
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no services that were approved applicable to non-audit services pursuant to waiver of pre-approval requirement.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	$5,000	$5,000
Registrant’s Investment Adviser	$5,000	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Yacktman Funds, Inc.

By (Signature and Title)*    /s/ Donald A. Yacktman
Donald A. Yacktman, President

Date   3/7/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Donald A. Yacktman
Donald A. Yacktman, President/Treasurer

Date   3/7/2011